UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest reported): June 22, 2009

TECHPRECISION CORPORATION
(Exact name of registrant as specified in charter)

Delaware	0-51378	51-0539828
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

1 Bella Drive
Westminster, MA  01473
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (978) 874-0591

Copies to:

William A. Scari, Jr.
Pepper Hamilton LLP
400 Berwyn Park
899 Cassatt Road
Berwyn, PA 19312-1183
Phone: (610) 640-7800
Fax: (610) 640-7835

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

    On June 24, 2009, Techprecision Corporation (the “Company”) announced its financial results for the fourth quarter and fiscal year ended March 31, 2009 and certain other information.  A copy of the Company’s press release announcing these financial results and certain other information is attached hereto as Exhibit 99.1.

    In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

    On June 22, 2009, the Company announced that it will conduct a conference call at 10:00 a.m. Eastern Time on June 25, 2009 to discuss its financial results for the fourth quarter and fiscal year ended March 31, 2009.  A copy of the Company’s press release announcing this conference call is attached hereto as Exhibit 99.2.

Item 9.01	Financial Statements and Exhibits.

 (d) Exhibits.

Exhibit Number	Exhibit Title

99.1	Press Release, dated June 24, 2009.
99.2	Press Release, dated June 22, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TECHPRECISION CORPORATION

Date: June 25, 2009	By:	/s/ Richard Fitzgerald
Name: Richard Fitzgerald
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Title

99.1	Press Release, dated June 24, 2009.
99.2	Press Release, dated June 22, 2009.